Revenue from Contracts with Customers (Tables)	6 Months Ended
Jun. 30, 2018
Revenue from Contract with Customer [Abstract]
Schedule of New Accounting Pronouncements and Changes in Accounting Principles

The following table shows the impact of the adoption of ASC 606 on the Company’s current period results as compared to the previous revenue recognition standard, ASC Topic 605, Revenue recognition (“ASC 605”):

	Six months ended June 30, 2018
In thousands	Under ASC 606	Under ASC 605	Increase/ (decrease)
Revenues:
Oil sales	$122,369	$122,369	$—
Natural gas sales	30,897	39,181	(8,284)
Natural gas liquid sales	38,271	48,539	(10,268)

Operating expenses:
Gathering, transportation and processing	—	18,552	(18,552)
Net income	$12,324	$12,324	$—